 Exhibit (a)(1)(ii)
LETTER OF TRANSMITTAL
to Tender the Common Units

of

WORLD POINT TERMINALS, LP

at

$17.30 Net per Unit in Cash

Pursuant to the Offer to Purchase dated June 2, 2017

by

World Point Terminals, Inc.
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JUNE 29, 2017, UNLESS THE OFFER IS EXTENDED.
The Depositary for the Offer Is:
If delivering by mail:	By overnight courier:
Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011, Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 250 Royall Street, Suite V, Canton, MA 02021

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.
DESCRIPTION OF UNITS TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on unit certificate(s))	Units Tendered (Attach additional list if necessary)
	Unit Certificate Number(s)*	Total Number of Units Represented By Units Certificate(s)*	Number of Units Tendered**

Total Units (Including Units held electronically through the Direct Registration System at the Depositary (book-entry))

*
Need not be completed by book-entry unitholders.

**
Unless otherwise indicated, it will be assumed that all common units of World Point Terminals, LP represented by certificates and book-entry described above are being tendered hereby. See Instruction 4.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 ACCOMPANYING THIS LETTER OF TRANSMITTAL. IF YOU ARE A FOREIGN UNITHOLDER, YOU MUST INSTEAD COMPLETE AN APPLICABLE IRS FORM W-8. SEE INSTRUCTION 9 BELOW.
PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON LLC, TOLL FREE AT (800) 509-0917.
You have received this Letter of Transmittal in connection with the offer of World Point Terminals, Inc., a Delaware corporation (the “Offeror”), to purchase all of the issued and outstanding common units (the “Units”) of World Point Terminals, LP, a Delaware limited partnership (the “Partnership”), that are not already beneficially owned by the Offeror or its affiliates, at a price per Unit equal to $17.30 (the “Offer Price”), net to the holder in cash, without interest thereon and less any applicable tax withholding, and on the other terms and subject to the other conditions, as described in the Offer to Purchase, dated June 2, 2017 and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”).
You should use this Letter of Transmittal to deliver to Computershare Trust Company, N.A. (the “Depositary”) Units represented by Unit certificates for tender. If you are delivering your Units by book-entry transfer to an account maintained by the Depositary at the Depository Trust Company (“DTC”), you may use this Letter of Transmittal or you may use an Agent’s Message (as defined in Instruction 2 below). In this document, unitholders who deliver certificates representing their Units are referred to as “Certificate Unitholders” and unitholders who deliver their Units through book-entry transfer are referred to as “Book-Entry Unitholders.”
If certificates for your Units are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary on or prior to the initial scheduled expiration time of 11:59 p.m., New York City time, on June 29, 2017, unless the Offer is extended (the latest time and date at which the Offer, as so extended, will expire, the “Expiration Date”), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Units according to the guaranteed delivery procedures set forth in the Offer to Purchase under “The Offer—Section 3—Procedure for Tendering Units.” See Instruction 2. Delivery of documents to DTC will not constitute delivery to the Depositary.
☐
CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER UNITS BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:
☐
CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:
If Delivery is by Book-Entry Transfer:
Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
The undersigned hereby tenders to World Point Terminals, Inc., a Delaware corporation (the “Offeror”), the above described common units (the “Units”) of World Point Terminals, LP, a Delaware limited partnership (the “Partnership”), at a price per Unit equal to $17.30 (the “Offer Price”), net to the holder in cash, without interest thereon and less any applicable tax withholding, and on the other terms and subject to the other conditions, described in the Offer to Purchase, dated June 2, 2017, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”). The undersigned understands that the Offeror reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Units tendered herewith, but any such transfer or assignment will in no way prejudice the rights of tendering unitholders to receive payment for Units validly tendered and accepted for payment pursuant to the Offer.
On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Units validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror, all right, title and interest in and to all of the Units being tendered hereby and any and all cash dividends, distributions, rights, other Units or other securities issued or issuable in respect of such Units on or after June 2, 2017 (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints Computershare Trust Company, N.A. (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Units and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Units tendered by this Letter of Transmittal) to the fullest extent of such unitholder’s rights with respect to such

Units and any Distributions (a) to deliver certificates representing Units (the “Unit Certificates”) and any Distributions, or transfer ownership of such Units and any Distributions on the account books maintained by an account maintained by the Depositary at the Depository Trust Company (“DTC”), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of, the Offeror, (b) to present such Units and any Distributions for transfer on the books of the Partnership and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.
By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message (as defined in Instruction 2 below)), the undersigned hereby irrevocably appoints each of the designees of the Offeror the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such unitholder’s rights with respect to the Units tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of the Offeror will, with respect to the Units and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such unitholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Partnership’s unitholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Units. Such appointment is effective when, and only to the extent that, the Offeror accepts the Units tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Units and any associated Distributions, including the right to receive distributions from the Partnership, will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Offeror reserves the right to require that, in order for Units to be deemed validly tendered, immediately upon the Offeror’s acceptance for payment of such Units, the Offeror must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Units and any associated Distributions, including voting at any meeting of unitholders or executing a written consent concerning any matter.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units and any associated Distributions tendered hereby and, when the same is accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Units or the Unit Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Units. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Units and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Offeror any and all Distributions in respect of the Units tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Offeror shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, subject to the terms of the Transaction Agreement, dated June 1, 2017, among the Offeror, WPT GP, LLC and the Partnership (together with any amendments or supplements thereto, collectively constitute the “Transaction Agreement”).
It is understood that the undersigned will not receive payment for the Units unless and until the Units are accepted for payment and until the Unit Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Units held in book-entry form, ownership of Units is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary. It is understood that the method of delivery of the Units, the Unit Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Units, Unit Certificate(s) and other documents shall pass only after the Depositary has actually received the Units or Unit Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined in Instruction 2 below)).

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that the acceptance for payment by the Offeror of Units tendered pursuant to one of the procedures described in the Offer to Purchase under “The Offer—Section 3—Procedure for Tendering Units” will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Offeror may not be required to accept for exchange any Units tendered hereby.
Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Unit Certificates representing Units not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Units Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Unit Certificates representing Units not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Units Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or issue or return any Unit Certificates representing Units not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Unit Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Units tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that the Offeror has no obligation pursuant to the Special Payment Instructions to transfer any Units from the name of the registered owner thereof if the Offeror does not accept for payment any of the Units so tendered.
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if Unit Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Units accepted for payment are to be issued in the name of someone other than the undersigned or if Units tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.
Issue to: ☐ Check ☐ Certificate
Name: (Please Print)
Address:
Address: (Include Zip Code)
(Taxpayer Identification or Social Security Number)
(See “Form W-9”)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if Unit Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Units accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Units Tendered” above.
Deliver to: ☐ Check ☐ Certificate
Name: (Please Print)
Address:
Address: (Include Zip Code)

IMPORTANT—SIGN HERE
(Please also complete the IRS Form W-9 or the appropriate IRS Form W-8, as applicable)
(Signature of Unitholder(s))
Signature(s)
Capacity
(full title)
(Must be signed by registered owner(s) exactly as name(s) appear(s) on Unit Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)
Name(s): (Please Print)
Date:
Address:
Address: (Include Zip Code)
Daytime Area Code and Telephone Number:
Taxpayer Identification or Social Security No:

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)
Name of firm: (Please Print)
Address:
Address: (Include Zip Code)
Authorized Signature:
Name(s): (Please Print)
Daytime Area Code and Telephone Number:
Dated:
Place medallion guarantee in space below:

Instructions
Forming part of the terms and conditions of the offer
1.    Guarantee of signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Units) of Units tendered herewith, owners powers are not signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Units are tendered for the account of an Eligible Institution. See Instruction 5.
2.    Delivery of Letter of Transmittal and certificates or book-entry confirmations. This Letter of Transmittal is to be completed by unitholders either if Unit Certificates are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the Offer to Purchase under “The Offer—Section 3—Procedure for Tendering Units.” For any Eligible Institution, a manually executed facsimile of this document may be used in lieu of the original. Unit Certificates representing all physically tendered Units, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Units tendered by book-entry transfer (“Book-Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent’s Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the initial scheduled expiration time of 11:59 p.m., New York City time, on June 29, 2017, unless the Offer is extended (the latest time and date at which the Offer, as so extended, will expire, the “Expiration Date”). Please do not send your Unit Certificates directly to the Offeror or any of its affiliates, or the Partnership.
Unitholders whose Unit Certificates are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Units by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase under “The Offer—Section 3—Procedure for Tendering Units.” Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the Depositary prior to the Expiration Date, and (c) Unit Certificates representing all tendered Units, in proper form for transfer (or a Book-Entry Confirmation with respect to such Units), as well as a Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery may be delivered by overnight courier, facsimile or mailed to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery made available by the Offeror. In case of Units held through DTC, the Notice of Guaranteed Delivery must be delivered to the Depositary by a participant by means of the confirmation system of DTC.
A properly completed and duly executed Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof) must accompany each such delivery of Unit Certificates to the Depositary.
The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states (x) that DTC has received an express acknowledgment from the participant in such DTC tendering Units which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and (y) that the Offeror may enforce such agreement against the participant. The term Agent’s Message shall also include a hard copy printout evidencing such message generated by a computer terminal maintained at Depositary’s office.
THE METHOD OF DELIVERY OF THE UNITS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING UNITHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE UNIT CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
No alternative, conditional or contingent tenders will be accepted. All tendering unitholders, by execution of this Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.
All questions as to validity, form and eligibility of the surrender of any Unit Certificate hereunder will be determined by the Offeror (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding absent a finding to the contrary by a court of competent jurisdiction. The Offeror reserves the right to waive any irregularities or defects in the surrender of any Units or Unit Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived.
3.    Inadequate space. If the space provided herein is inadequate, the Unit Certificate numbers, the number of Units represented by such Unit Certificates and/or the number of Units tendered should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.
4.    Partial tenders (applicable to Certificate Unitholders only). If fewer than all the Units evidenced by any Unit Certificate delivered to the Depositary are to be tendered, fill in the number of Units which are to be tendered in the column titled “Number of Units Tendered” in the box titled “Description of Units Tendered.” In such cases, new Units for the remainder of the Units that were evidenced by the old Unit Certificate(s) but not tendered will be held electronically, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Units represented by Unit Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
5.    Signatures on Letter of Transmittal; assignments and endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Unit Certificate(s) without alteration or any other change whatsoever.
If any Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If any tendered Units are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof) as there are different registrations of such Units.
If this Letter of Transmittal or any certificates or assignments are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted, or in lieu of such document signatures must be guaranteed by an Eligible Institution, see Instruction 1.
If this Letter of Transmittal is signed by the registered owner(s) of the Units listed and transmitted hereby, no endorsements of Unit Certificates or separate Unit assignments are required unless payment is to be made to, or Unit Certificates representing Units not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Unit Certificates or Unit assignments must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Unit(s) listed, the Unit Certificate(s) must be endorsed or accompanied by the appropriate Unit assignments, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Unit Certificate(s). Signatures on such Unit Certificates or Unit assignments must be guaranteed by an Eligible Institution.
6.    Transfer taxes. Except as otherwise provided in this Instruction 6, the Offeror will pay any transfer taxes with respect to the transfer and sale of Units to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Unit Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Unit Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.
Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates listed in this Letter of Transmittal.
7.    Special payment and delivery instructions. If a check is to be issued in the name of, and/or Unit Certificates representing Units not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Units Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Unitholders delivering Units tendered hereby or by Agent’s Message by book-entry transfer may request that Units not purchased be credited to an account maintained at DTC as such unitholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Units not purchased will be returned by crediting the same account at DTC as the account from which such Units were delivered.
8.    Requests for assistance or additional copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent, which may be contacted at the telephone numbers, mailing address and email address as set forth on the back cover of this Letter of Transmittal, and will be furnished at the Offeror’s expense.
9.    Backup Withholding. Under U.S. federal income tax law, a Partnership unitholder whose Units are accepted for payment pursuant to the Offer may be subject to backup withholding tax on the gross proceeds of any payment received hereunder. Backup withholding tax is not an additional tax. A Partnership unitholder subject to the backup withholding tax rules will be allowed a credit of the amount withheld against such unitholder’s U.S. federal income tax liability and, if backup withholding tax results in an overpayment of U.S. federal income tax, such unitholder may be entitled to a refund, provided that the requisite information is correctly furnished to the Internal Revenue Service (“IRS”) in a timely manner.
To prevent the possible application of U.S. federal backup withholding tax (currently, 28%) with respect to the receipt of cash for Units sold or transferred pursuant to the Offer, a U.S. holder is generally required to either provide us a completed IRS Form W-9, which is included with this Letter of Transmittal, or otherwise establish an exemption from backup withholding tax.
If the Depositary is not timely provided with the correct taxpayer identification number (“TIN”), such U.S. Holder may be subject to a $50 penalty imposed by the IRS and payments that are made to such U.S. Holder pursuant to the Offer may be subject to backup withholding. Each U.S. Holder is required to give the Depositary the TIN of the registered holder of the Units.
A U.S. Holder who does not have a TIN should apply for a TIN and write “Applied For” in the space for the TIN in Part I or IRS Form W-9 and sign and date the IRS Form W-9. If  “Applied For” is written in Part I and the Depositary is not provided with a TIN prior to the date of payment, the Depositary may withhold 28% of any payment made to the U.S. Holder. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a TIN if a unitholder does not have one and how to complete IRS Form W-9 if the Units are held in more than one name), consult the instructions in the enclosed IRS Form W-9 contained in this Letter of Transmittal.
Certain U.S. Holders (including, among others, generally all corporations) are not subject to the backup withholding requirements described in this Instruction 9. To avoid possible erroneous backup withholding, a U.S. Holder that is exempt from backup withholding should indicate its exempt status on IRS Form W-9. A tendering holder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Units to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.
All Partnership unitholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and information reporting requirements and to determine which form should be used to avoid backup withholding.
10.    Lost, destroyed, mutilated or stolen Unit Certificates. If any Unit Certificate has been lost, destroyed, mutilated or stolen, the unitholder should promptly notify the Partnership’s transfer agent, Computershare Trust Company, N.A. (the “Transfer Agent”), (i) if delivering by mail, Attn: Voluntary Corporate Actions at P.O. Box 43011, Providence, RI 02940-3011, or (ii) if delivering by overnight or courier, Attn: Voluntary Corporate Actions at 250 Royall Street, Suite V, Canton, MA 02021. The unitholder will then be instructed as to the steps that must be taken in order to replace the Unit Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Unit Certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Unit Certificates have been followed.
11.    Waiver of conditions. Subject to the terms and conditions of the Transaction Agreement and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by the Offeror in whole or in part at any time and from time to time in its sole discretion.
IMPORTANT: THIS LETTER OF TRANSMITTAL (OR, WITH RESPECT TO ELIGIBLE INSTITUTIONS, A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH UNIT CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ________

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X Form **W-9** (Rev. 12-2014)

Form W-9 (Rev. 12-2014) Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014) Page **3**

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Form W-9 (Rev. 12-2014) Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer is:
If delivering by mail:	By overnight courier:
Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011, Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 250 Royall Street, Suite V, Canton, MA 02021
Any questions or requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:

1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Banks, Brokers and Shareholders
Call Toll-Free (800) 509-0917
Email: WPTOffer@Georgeson.com